UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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TIMKEN

Stronger.

Stronger. Commitment. Stronger. Value. Stronger. Worldwide. Stronger. Together. | Stronger. By Design.

April 1, 2013 THE BEST PATH TO SHAREHOLDER VALUE CREATION

TIMKEN

By Design.

Stronger. **Commitment.** Stronger. **Value.** Stronger. **Worldwide.** Stronger. **Together.** | **Stronger. By Design.**

FORWARD-LOOKING
STATEMENTS
SAFE
HARBOR AND
NON-GAAP
FINANCIAL
INFORMATION
Certain statements in this presentation (including statements regarding the company's forecasts, beliefs, estimates and expectations) that are not historical in nature are "forward-looking" statements within the meaning of the
Private Securities Litigation Reform Act of 1995. In particular, the statements related to the Timken Company’s plans, outlook, future financial performance, targets, projected sales, cash flows, and liquidity, including the information under the headings, “Strong Synergistic Relationship Across Timken Businesses,” “Relational’s Valuation
Analysis is Flawed,” “Relational’s Proposal Based on Unrealistic Bearings Trading Multiple,” “Steel Standalone
Business Would be Smallest Compared to Other Steel Companies,” “Significant Synergies Would be Lost in Steel
Spin-off,” “Analysts’ Median SOTP Analysis Does Not Support Relational’s Claim of Break-up Value,” “Comprehensive
Plan to Drive Shareholder Value,” “Three-Year Targets Reflect Strength of Strategic Plan,” and “Our Strategy is
Working and We Are Committed to Building Shareholder Value” are forward-looking. The company cautions that actual results may differ materially from those projected or implied in forward-looking statements due to a variety of important factors, including:  the company’s ability to respond to the changes in its end markets that could affect demand for the company’s products; unanticipated changes in business relationships with customers or their purchases from the company; changes in the financial health of the company’s customers, which may have an impact on the company’s revenues, earnings and impairment charges; fluctuations in raw-material and energy costs and their impact on the operation of the company’s surcharge mechanisms; the impact of the company’s last-in, first-out accounting; weakness in global or regional economic conditions and financial markets; changes in the expected costs associated with product warranty claims; the ability to integrate acquired companies to achieve satisfactory operating results; the impact on operations of general economic conditions; higher or lower raw-
material and energy costs; fluctuations in customer demand; the company’s ability to achieve the benefits of its ongoing programs, initiatives & capital investments; the timing and amount of common share repurchases; and
retention of CDSOA distributions. Additional factors are discussed in the company’s filings with the Securities and
Exchange Commission, including the company’s annual report on Form 10-K for the year ended Dec. 31, 2012, quarterly reports on Form 10-Q and current reports on Form 8-K.  The company undertakes no obligation to update or revise any forward-looking statement.
This presentation includes certain non-GAAP financial measures as defined by the rules and regulations of the
Securities and Exchange Commission.  A reconciliation of those measures to the most directly comparable GAAP equivalent is provided in the Appendix to this presentation.

• The California State Teachers’ Retirement System (“CalSTRS”) and Relational Investors
(“Relational”) have put forth a proposal
(1)
to separate the Steel Business (“Steel”) and Bearings and
Power Transmission Business (“Bearings”)
• The Timken Company’s Board of Directors has carefully reviewed a separation of the businesses, with input from outside advisors, in the past and again in response to Relational’s proposal and determined it is not in the best interests of shareholders at this time
• A Record of Delivering Value
• Operational integration and technology sharing between Steel and Bearings create meaningful benefits for customers and shareholders
• Relational’s Flawed Analysis
• The Timken Company’s Comprehensive Plan to Drive Value
(1) For simplicity, further references in this presentation regarding proposals, assertions, analysis, assumptions, claims and filings attributed to Relational could also be attributed to CalSTRS as appropriate.

Timken has a strong track record of delivering shareholder value with its existing strategy
Timken Steel is one of the Company’s highest ROIC businesses; Timken has invested to even further improve Steel’s cost structure and profitability
We believe Relational’s break-up valuation analysis has serious flaws
Contrary to Relational’s assertion, Timken has strong corporate governance standards, as recognized by independent proxy advisors
We believe continued execution of our proven strategy is the best path to value creation
OVERVIEW

TIMKEN

Stronger. **Commitment.** Stronger. **Value.** Stronger. **Worldwide.** Stronger. **Together.** | **Stronger.** **By Design.**

4 A RECORD OF DELIVERING VALUE

Using our knowledge of metallurgy, friction management and mechanical power transmission to create unique solutions used in demanding applications

Offering a broad array of mechanical power transmission components, high-performance steel and related solutions and services

APPLY
Our Knowledge
DIFFERENTIATE
Our Products
EXPAND
Our Reach
PERFORM
With Excellence
CREATE
UNPARALLELED
VALUE

Delivering exceptional results with a passion for superior execution

Extending our knowledge, products, services and channels to meet customer needs, wherever they are in the world

TIMKEN

Stronger. Commitment. Stronger. Value. Stronger. Worldwide. Stronger. Together. | Stronger. By Design.

5 TIMKEN STRATEGY TO DELIVER SHAREHOLDER VALUE

Stronger. Commitment. Stronger. Value. Stronger. Worldwide. Stronger. Together. | Stronger. By Design.

TIMKEN HAS
DELIVERED
TOP
QUARTILE
FINANCIAL
PERFORMANCE
•
Timken has delivered
top quartile margin
and ROIC performance
versus comparable
companies

(1)
Source:  Most recent company filings.  Represents average of 2008 through 2012.  Tax rate assumed at 35% for U.S. companies and 26% for
NSK, NTN, and JTEKT.  Results exclude U.S. Continued Dumping Subsidy Offset Act (CDSOA) receipts and impairment and restructuring expense.
See Appendix for reconciliation of EBITDA and ROIC to the most directly comparable GAAP equivalents.  EBITDA and ROIC are not defined under
U.S. GAAP and should not be considered in isolation or as a substitute for measures of our performance prepared in accordance with GAAP.
Because not all companies use identical calculations, the presentation of EBITDA and ROIC may not be comparable to other similarly titled measures of other companies.
(2)
Comparable companies include: AK Steel, Allegheny Technologies, Altra, Carpenter Technology, JTEKT, Kennametal, NSK, NTN, Nucor, SKF, Steel
Dynamics, and US Steel.
9.7%
6.8%
14.9%
13.3%
4%
6%
8%
10%
12%
14%
16%
EBITDA Margin ROIC
Comparable Company Average Timken
5-Year Average
(1)
(2)

TIMKEN

Stronger. **Commitment.** Stronger. **Value.** Stronger. **Worldwide.** Stronger. **Together.** | **Stronger. By Design.**

(88%)
(78%)
(71%)
(61%)
(56%)
(48%)
(43%)
(27%)
(14%)
(3%)
12%
34%
56%
77%
(120%) (80%) (40%) 0% 40% 80%
(76%)
(56%)
(39%)
(28%)
(27%)
(16%)
(6%)
2%
28%
43%
60%
80%
100%
111%
(120%) (80%) (40%) 0% 40% 80% 120% 160%
Source: Factset as of December 31, 2012.
(1) Bearings comparable companies include: Altra, JTEKT, Kennametal, NSK, NTN, and SKF.
(2) Steel comparable companies include: AK Steel, Allegheny Technologies, Carpenter Technology, Nucor, Steel Dynamics, and US Steel.
DELIVERING
STRONG
TOTAL
SHAREHOLDER
RETURNS
Bearings
(1)
Steel
(2)
Timken S&P 500
Timken
Kennametal
Carpenter
Altra
Nucor
SKF
Allegheny
NSK
Steel Dynamics
JTEKT
NTN
US Steel
AK Steel
S&P 500
SKF
Altra
Timken
Kennametal
NSK
Carpenter
Nucor
Steel Dynamics
JTEKT
Allegheny
NTN
US Steel
AK Steel
S&P 500

Last 3 Years – Total Shareholder Return Last 5 Years – Total Shareholder Return

TIMKEN

Stronger. Commitment. Stronger. Value. Stronger. Worldwide. Stronger. Together. | Stronger. By Design.

TRANSFORMING
THE
BUSINESS
TO
DRIVE
VALUE
Divestitures
Plant Closings
Clinton, SC and
Wolverhampton
Machine Tool
Bearing
Latrobe Steel;
Global Steering
Business;
Precision
Components EU
Killian LMS;
NRB India;
Bearing
Services
Needle
Roller
Bearings
Automotive
restructuring
/ closure of
facilities in
Brazil
Canton Bearings
(announced)
St. Thomas
Acquisitions

TNBS NTC JV
2006 2010 2008 2005 2007 2011 2009 2004 2012 2013 2003
Alcor
Bearing Inspections
Purdy
Boring Specialties; Extex
QM Bearings
Philadelphia Gear; Drives
Wazee
Interlube
Systems
Torrington
Divestitures / Plant Closings
Shed under-performing / non-core
businesses
Redeploy capital to drive returns
Sharpen strategic focus
Acquisition Strategy
Diversify and expand product portfolio in
attractive adjacencies
Increase aftermarket sales
Create new growth platforms

TIMKEN

Stronger. **Commitment.** Stronger. **Value.** Stronger. **Worldwide.** Stronger. **Together.** | **Stronger. By Design.**

TIMKEN
STEEL
IS A
STRONG
PERFORMER
3-Year Average EBIT Margins 3-Year Average ROIC

Note: The above data represents an average of 2010 through 2012.  Segment returns have been adjusted to reflect a proportionate amount of unallocated corporate expenses.  Tax rate assumed at 35% for ROIC calculations.  Results exclude CDSOA receipts and impairment and restructuring charges.  See
Appendix for reconciliation of ROIC and consolidated EBIT to the most directly comparable GAAP equivalents.
22%
16%
3%
21%
17%
13%
13%
6%
19%
14%
25%
20%
15%
10%
5%
0% 0%
5%
10%
15%
20%
25%
Mobile Mobile Process Process Aerospace Aerospace Steel Steel Timken Timken

SYNERGIES BETWEEN STEEL AND BEARINGS CREATE MEANINGFUL BENEFITS FOR CUSTOMERS AND SHAREHOLDERS 10

CAT
DANA
NATIONAL OILWELL VARCO
TOYOTA
JOYGLOBAL
GM
Ford
JOHN DEERE
NISSAN
SIEMENS
GENERAL DYNAMICS

TIMKEN

Stronger. Commitment. Stronger. Value. Stronger. Worldwide. Stronger. Together. | Stronger. By Design.

STRONG
TIES
BETWEEN
BUSINESSES
DRIVE
VALUE
• Best-in-class provider of high-
performance products for demanding
conditions
• Technical knowledge
• Research synergies
• Production capabilities
• Application engineering
• Supply-chain efficiencies
• Manufacturing efficiencies
• Value-based pricing
• Ability to leverage
investments across platform
• Customer service and delivery
Process Industries | Mobile Industries |
Steel | Aerospace & Defense
•
Automotive
Common End-
Market Sectors
•
Construction
•
Energy
Shared
Customers
Shared
Expertise
Operating
Efficiencies
Combined platform drives performance and value
•
Aerospace & Defense
•
Mining
•
Agriculture
•
Industrial Machinery
•
Rail
•
Heavy Truck

•

•
•

•
•

•

•

•

•

TIMKEN

Stronger. Commitment. Stronger. Value. Stronger. Worldwide. Stronger. Together. | Stronger. By Design.

STRONG
SYNERGISTIC
RELATIONSHIP
ACROSS
TIMKEN
BUSINESSES

PROCESS INDUSTRIES | MOBILE INDUSTRIES | STEEL | AEROSPACE & DEFENSE
SUPPLY CHAIN SYNERGIES
KNOWLEDGE-BASED SYNERGIES
SIGNIFICANT
CUSTOMER BENEFITS
SIGNIFICANT
SHAREHOLDER BENEFITS
Steel provides enhanced product quality across
Process, Mobile and Aerospace & Defense
Shorter lead times based on steel availability
Enhanced customer service and on-time product
delivery
Lower costs
Faster customization of specialty products
End-market focus facilitates engineering know-how
and insights
Product solutions leverage 100+ years of application
and engineering expertise, driving product quality and
demand
Technical knowledge of materials drives optimization
of power transmission solutions
Steel benefits from sale of value-added products that
leverage bearings knowledge
• Steel production capabilities increase Process, Mobile
and Aerospace & Defense competitiveness, given
significant customer benefits
• Savings on application engineering and R&D
• Value-based pricing drives higher margins, as
integration across businesses contributes to customer
value proposition
• Timken gains greater insight into shared customers
and common end-markets
Supply Chain Synergies
Knowledge-Based Synergies
Best-in-Class Products and Reliability
Increased Demand, Higher Margins

Stronger. Commitment. Stronger. Value. Stronger. Worldwide. Stronger. Together. | Stronger. By Design.

•
Ability to internally source steel
reduces impact of volatile end
markets
•
Control of raw materials supply
improves product quality
•
Reliable steel availability drives
shorter lead times enhancing on-
time product delivery, especially in
peak demand periods
•
Customers value the Company’s
reliability yielding increased
customer demand and higher
margins
Process, Mobile and Aerospace & Defense have Sourced 58% of Steel Needs from Timken Steel over the Past Five Years

5-Year Average Steel
Consumption by Source
58%
42%
Timken Steel Other Steel Sources
Note: Five year average consumption based on metric tons for years 2008 through 2012.  Includes steel sourced directly from Timken and steel sourced indirectly, i.e. produced by Timken and shipped to forge and machining suppliers who convert raw materials into forgings, green rings or wire rod, which are purchased by Process, Mobile and Aerospace & Defense business segments.
TIMKEN
STEEL
PROVIDES
CRITICAL
SOURCING
BENEFITS

TIMKEN

Stronger. **Commitment.** Stronger. **Value.** Stronger. **Worldwide.** Stronger. **Together.** | **Stronger. By Design.**

TIMKEN
VALUE
BEGINS
IN THE
MARKET
Core Knowledge
•
Mechanical Power Transmission Applications
•
Metallurgy •
Tribology
•
Load & Stress Analysis
•
Gears
•
Bearings
•
Shafts
•
Seals
•
Bearings
•
Lubricants
•
Gear Drives
•
Condition
•
Services
We Improve the Reliability and Efficiency of Machinery
is in mechanical systems containing other Timken
®
products
of our steel
(1) Approximate estimate based on 2012 sales.

Steel
in
Bearings &
Power
Transmission
Monitoring
60%
(1) (1)

TIMKEN

Stronger. Commitment. Stronger. Value. Stronger. Worldwide. Stronger. Together. | Stronger. By Design.

RELATIONAL’S FLAWED ANALYSIS 15

1

2

3

4

TIMKEN

Stronger. **Commitment.** Stronger. **Value.** Stronger. **Worldwide.** Stronger. **Together.** | **Stronger. By Design.**

Reality Check
RELATIONAL'S
VALUATION
ANALYSIS
IS
FLAWED
Relational's Claim
Source: FactSet as of February 26, 2013.
(1) As of February 26, 2013.
(2) As of February 26, 2013. Bearings comparables include Kennametal, Altra Holdings, SKF, NSK and JTEKT.

"Our (Relational's) selection of peers
is appropriate, fair and balanced"
"Separating Timken's Bearings
and Steel Businesses will allow the
market to value… at multiples
similar to peers"
"Synergies of Integration
are minimal"
Sum-of-the-Parts (“SOTP”) value per
share of $68.36 upon separation
On average, analysts use six comparables for our
Bearings business, compared to Relational’s one
(SKF)
Relational's valuation of Bearings implies a 33%
premium to SKF’s P/E
(1)
and to Bearings peers’
(2)
median P/E
Annual incremental costs, lost integration benefits
and synergies would be expected to total an
estimated $60 - $80 million
Additional anticipated competitive and operational
benefits are sourced from Timken produced steel
Analyst's median SOTP valuation at $61.75,
prior to deduction of $6 - $8 per share for
expected lost synergies and transaction costs

Bearings

Steel

TIMKEN

Stronger. Commitment. Stronger. Value. Stronger. Worldwide. Stronger. Together. | Stronger. By Design.

Source: Wall Street Research. Note: Refer to Appendix page for date of research report used.
(1) SOTP comparables sorted by frequency. Frequency of comparable companies mentioned shown in parentheses. Includes companies used by more than
# of Comparables Used by Sell Side
Analysts

Sell Side Analysts Bearings Steel
KeyBanc 15 3
Longbow 8 7
William Blair 7 7
Jefferies 5 3
BofAML 2 2
SunTrust 1 3
Median Number of Comparables Used 6 3
Average Number of Comparables Used 6 4
Comparable Universe Used in SOTP
Valuation Analysis
(1)
Used by
Relational
SKF
Allegheny
Carpenter
Nucor
Steel Dynamics
Used by Sell Side Analysts
SKF (6)
JTEKT (4)
Kaydon (4)
NSK (4)
NTN (4)
Altra (3)
RBC Bearings  (3)
Kaman (2)
Kennametal (2)
Nucor (5)
Steel Dynamics (5)
AK Steel (2)
US Steel (2)
one sell side analyst.
1) RELATIONAL’S
SELECTION
OF
PEERS
IS
NOT
FAIR
AND
BALANCED
SOTP Analysis

TIMKEN

Stronger. Commitment. Stronger. Value. Stronger. Worldwide. Stronger. Together. | Stronger. By Design.

(1)
(2)
Source: Company filings, Relational Schedule 13D filing on February 28, 2013 and FactSet as of February 26, 2013.
(1) Bearings comparables include Altra Holdings, Kennametal, SKF, NSK and JTEKT as of February 26, 2013.
(2) Please see Appendix for calculation.
(3) As of February 26, 2013.
2013 P/E Multiple

13.1x
14.0x 14.0x
18.6x
Timken Current P/E SKF Overall Bearings
Median
Relational Implied P/E
for Bearings
• Relational’s analysis implies an
18.6x Bearings P/E
representing a 33% premium
to SKF P/E
(3)
and the median
P/E for Bearings peers
(1)
2A) RELATIONAL’S PROPOSAL BASED ON UNREALISTIC
BEARINGS TRADING MULTIPLE

Stronger. Commitment. Stronger. Value. Stronger. Worldwide. Stronger. Together. | Stronger. By Design.

• Due to size, standalone Steel would likely
have non-investment grade rating and
higher cost of capital
• Given its small market cap, standalone
Steel would likely have limited liquidity
• Standalone Steel would likely have limited
financial flexibility to undertake large,
high-ROI projects, such as the Faircrest
expansion
(1)
Enterprise Value

Steel Plants 27 35 6 11 13 9 3
(2)
$16,781
$6,372
$5,137
$4,509
$2,829
$2,010
$1,023
NUE X STLD ATI CRS AKS TKR Steel
2B) STEEL STANDALONE BUSINESS WOULD BE
SMALLEST COMPARED TO OTHER STEEL COMPANIES
Source: Company filings and FactSet as of February 26, 2013.
(1) Please see Appendix for calculation.
(2) Represents primary steel manufacturing facilities located in Faircrest, Harrison and Gambrinus in Canton, OH.

TIMKEN
Stronger. **Commitment.** Stronger. **Value.** Stronger. **Worldwide.** Stronger. **Together.** | **Stronger. By Design.**

---
Source: Timken Management expectations.
Note: Dollars in millions.

35%
30%
20%
15%
Components of Expected
Synergies
SG&A Supply Chain
Value Pricing
Other
Lost
Significant negative financial
impacts of spin-off:
Additional anticipated
competitive and operational
disadvantages
3) SIGNIFICANT
SYNERGIES
WOULD
BE
LOST
IN
STEEL
SPIN-OFF
~$200 million in expected one-time
transaction costs
~$60 to $80 million in expected
lost annual synergies
Longer lead times
Slower deliveries
Slower customization of
specialty products
Less insight into shared
customers and markets

TIMKEN
Stronger. Commitment. Stronger. Value. Stronger. Worldwide. Stronger. Together. | Stronger. By Design.

Median SOTP = $61.75
Relational’s $68.36 Estimate Far Exceeds Median of Analyst SOTP Analysis of $61.75
(2)
Analyst Estimates Do Not Reflect $6 – $8 Per Share
(4)
in Anticipated One-time Transaction Costs and Lost Synergies
(1)
(3)

$66.03
$69.34
$62.00
$56.00
$54.00
$61.50
$69.00
$55.00
Jefferies &
Company
(03/13/13)
Stifel Nicolaus
(02/19/13)
Bank of America
Merrill Lynch
(01/11/13)
KeyBanc Capital
Markets (12/06/12)
Longbow
Research
(12/04/12)
BB&T Capital
Markets (11/29/12)
SunTrust
Robinson
Humphrey
(11/14/12)
William Blair &
Company
(11/28/12)
4)
ANALYSTS’
MEDIAN
SOTP
ANALYSIS
DOES
NOT
SUPPORT
RELATIONL’S
CLAIM
OF
BREAK-UP
VALUE
Source: Wall Street Research and FactSet as of February 26, 2013. Consensus price target based on analysts’ median price targets.
Note: Research analysts ordered by date.
(1) Timken believes that Stifel’s SOTP analysis inadvertently assigned a 1.0x multiple to corporate overhead deduction. Applying a blended WholeCo (Timken
Bearings and Steel) weighted average multiple of 7.6x, Stifel’s analysis would result in SOTP of $63.94 per share, assuming its other assumptions were correct.
(2) Sum of the parts bear case: $37; bull case: $65; base case: $54.
(3) Timken believes that SunTrust’s SOTP inadvertently did not include corporate expenses in its EV calculation. Applying a blended WholeCo (Timken Bearings and Steel) weighted average multiple of 6.9x, SunTrust’s analysis would result in SOTP of $62.61 per share, assuming its other assumptions were correct.
(4) Please see Appendix for calculation. Assumes synergies of $60 - $80 million capitalized at 2013 EV / EBITDA multiple of 6.7x based on mean of weighted average multiple assigned by analysts and one-time transaction costs of $200 million. Relational’s value per share of $4.22 based on lost synergies of $25 million capitalized at Relational’s assumed 2013 EV / EBITDA multiple of 8.2x and one-time transaction costs of $200 million.

Stronger. Commitment. Stronger. Value. Stronger. Worldwide. Stronger. Together. | Stronger. By Design.

•
9 of 12 directors are independent; Joseph W. Ralston serves as lead independent director
•
Directors have diverse backgrounds and perspectives related to various aspects of the Company’s business
•
Approved declassification of Board in 2010 – fully implemented in
2013
•
Rated “Low Concern” by ISS in 2012 in terms of Board Structure and Compensation
•
ISS and Glass Lewis recommended “FOR” vote on the Company’s
2012 say-on-pay resolution
•
Resolution received the approval of 94% of the votes cast

TIMKEN
PRACTICES
STRONG
CORPORATE
GOVERNANCE

23 THE TIMKEN COMPANY’S COMPREHENSIVE PLAN TO DRIVE VALUE

TIMKEN

Stronger. **Commitment.** Stronger. **Value.** Stronger. **Worldwide.** Stronger. **Together.** | **Stronger. By Design.**

•
Investment program at Faircrest Plant to drive further efficiencies
•
Leaner, more variable cost structure
•
Ability to tightly control supply chain and react to market variability
•
Expanded Steel and Bearings portfolio, as well as complementary products and services
•
Defined benefit pensions are projected to be substantially fully funded in 2013
•
Improved working capital management and projected lower capital spend beyond 2013
•
Organic growth supported by new product introductions and
geographic expansion
•
Targeted, accretive acquisitions
•
Up to 10 million share buyback authorized in February 2012
•
Dividends paid in each quarter since Company became public in 1922

Strengthen Margins
Improve Cash Flow
Conversion and Fund
Pension
Drive Growth
Return Capital
COMPREHENSIVE PLAN TO DRIVE SHAREHOLDER VALUE

TIMKEN

Stronger. Commitment. Stronger. Value. Stronger. Worldwide. Stronger. Together. | Stronger. By Design.

Metric 2015 Target
Sales •
$5.9 to $6.1 billion (3-year CAGR of
+6 to 11%)
•
Global GDP growth of 2.5% in 2013 &
3.5% to 4% in 2014 – 2015
expected
(1)
•
Assumes roughly half of growth from
inorganic investments
EPS
•
$6.75 to $7.25 per diluted share
•
Assumes redeployment of capital,
including inorganic growth
Free Cash Flow
•
$425 to $475 million
Return on Invested Capital
•
17 – 19%
(1) Source: IHS Global Insight.

•
Mid-point assumes 90% earnings
conversion
•
Capex declining to targeted range by
2015
•
Increased dividends and moderate
pension contributions
THREE-YEAR
TARGETS
REFLECT
STRENGTH
OF
STRATEGIC
PLAN

TIMKEN
Stronger. **Commitment.** Stronger. **Value.** Stronger. **Worldwide.** Stronger. **Together.** | **Stronger.** By Design.

Continued Execution of Our Proven Strategy is the Best Path to
Value Creation
Timken Steel is one of the Company’s highest ROIC businesses; Timken has invested to even further improve Steel’s cost structure and profitability
Timken has strong track record of delivering shareholder value as a result of its existing strategy
Operational integration and technology sharing between Steel and Bearings creates meaningful benefits for customers and shareholders
We believe Relational’s break-up valuation analysis has serious flaws
Contrary to Relational’s assertion, Timken has strong corporate governance standards, as recognized by independent proxy advisors
OUR
STRATEGY
IS
WORKING
AND
WE
ARE
COMMITTED
TO
BUILDING
SHAREHOLDER
VALUE

TIMKEN

Stronger. **Commitment.** Stronger. **Value.** Stronger. **Worldwide.** Stronger. **Together.** | **Stronger.** By Design.

APPENDIX 27

GAAP
RECONCILIATION
OF
EBIT
AND
EBITDA
Source: Company filings.
Note: Dollars in millions.
This reconciliation is provided as additional relevant information about the Company’s performance. Management believes consolidated earnings before interest and taxes (EBIT), as adjusted to exclude impairment and restructuring charges and the receipts of US continued dumping subsidy and offset act distributions (CDSOA), are representative of the Company’s performance and therefore useful to investors. Consolidated earnings before interest, taxes, depreciation and amortization (EBITDA), as adjusted to exclude impairment and restructuring charges and the receipts of CDSOA distributions, are another important measure of financial performance and cash generation of the business and therefore useful to investors. Management also believes that it is appropriate to compare GAAP net income to consolidated EBIT and EBITDA.

12-Months Ended
12/31/2012 12/31/2011 12/31/2010 12/31/2009 12/31/2008
Net Income $495.9 $456.6 $276.9 ($138.6) $271.3
Income from discontinued operations, net of tax 0.0 0.0 (7.4) 72.6 11.3
Provision for income taxes 270.1 240.2 136.0 (28.2) 157.0
Interest Expense 31.1 36.8 38.2 41.9 44.4
Interest Income (2.9) (5.6) (3.7) (1.9) (5.8)
Impairment and Restructuring 29.5 14.4 21.7 164.1 32.8
Receipt of CDSOA Distribution (108.0) 1.1 (2.0) (3.6) (9.1)
EBIT $715.7 $743.5 $459.7 $106.3 $501.9
Revenue $4,987.0 $5,170.2 $4,055.5 $3,141.6 $5,663.7
% EBIT Margin 14.4% 14.4% 11.3% 3.4% 8.9%
Depreciation and Amortization 198.0 192.5 189.7 201.5 200.8
EBITDA $913.7 $936.0 $649.4 $307.8 $702.7
% EBITDA Margin 18.3% 18.1% 16.0% 9.8% 12.4%
5-Year Average EBITDA Margin 14.9%

TIMKEN

Stronger. **Commitment.** Stronger. **Value.** Stronger. **Worldwide.** Stronger. **Together.** | **Stronger. By Design.**

Source: Company filings.
Note: Dollars in millions.
(1) Return on Invested Capital is calculated as Net Operating Profit After Taxes / (Average Total Debt + Average Shareholders’ Equity). Tax rate assumed at 35%.

Reconciliation of ROIC to GAAP Operating Income
Management believes ROIC is representative of the company’s performance and therefore useful to investors.
12-Months Ended
12/31/2012 12/31/2011 12/31/2010 12/31/2009 12/31/2008
GAAP Operating Income $692.9 $729.1 $436.2 ($54.1) $462.0
GAAP Other Income / (Expenses) 101.3 (1.1) 3.8 (0.1) 16.2
Impairment and Restructuring 29.5 14.4 21.7 164.1 32.8
Receipt of CDSOA Distribution (108.0) 1.1 (2.0) (3.6) (9.1)
EBIT $715.7 $743.5 $459.7 $106.3 $501.9
Tax Rate 35% 35% 35% 35% 35%
Provision for Income taxes $250.5 $260.2 $160.9 $37.2 $175.7
NOPAT $465.2 $483.3 $298.8 $69.1 $326.2
Total Debt $479.0 $515.1 $513.7 $512.7 $623.9
Shareholders' Equity 2,246.6 2,042.5 1,941.8 1,595.6 1,663.1
Invested Capital 2,725.6 2,557.6 2,455.5 2,108.3 2,287.0
Average Invested Capital 2,641.6 2,506.6 2,281.9 2,197.7 2,485.5
ROIC
(1)
17.6% 19.3% 13.1% 3.1% 13.1%
5-Year Average ROIC 13.3%
3-Year Average ROIC 16.8%
GAAP RECONCILIATION OF ROIC

Stronger. Commitment. Stronger. Value. Stronger. Worldwide. Stronger. Together. | Stronger. By Design.

GAAP RECONCILIATION
OF
SEGMENT
ROIC
Source: Company filings.
Note: Dollars in millions.
(1) Return on Invested Capital is calculated as Net Operating Profit After Taxes / (Average Total Debt + Average Shareholders’ Equity). Segment returns have been adjusted to reflect a proportionate amount of unallocated corporate expenses. Tax rate assumed at 35%.

Reconciliation of ROIC
(1)
to GAAP Operating Income
Management believes ROIC is representative of the company’s performance and therefore useful to investors.  Segment
EBIT results have been adjusted to include a proportional amount of unallocated corporate expenses in this analysis because management believes it provides a more meaningful representation of segment ROIC.
2010 2011 2012 2010 2011 2012 2010 2011 2012 2010 2011 2012
Segment EBIT, as reported 208 $          262 $          208 $           134 $          274 $          275 $           17 $            5 $              36 $            146 $          267 $          252 $
Allocated Corporate Expenses (31)              (33)              (35)               (15)              (18)              (19)               (5)                (5)                (6)                (19)              (24)              (25)
Impairment & Restructuring 13               13               28                 3                   1                   2                    5                   1                   (0)                (0)                -                   -
Segment EBIT, as adjusted 190 $          242 $          201 $           122 $          257 $          258 $           16 $            0 $              31 $            128 $          243 $          227 $
Tax Rate 35% 35% 35% 35% 35% 35% 35% 35% 35% 35% 35% 35%
Provision for Taxes 66               85               70                 43               90               90                 6                   0                   11               45               85               79
NOPAT 123 $          157 $          131 $           79 $            167 $          168 $           11 $            0 $              20 $            83 $            158 $          147 $
Average Invested Capital 860 $          860 $          829 $           511 $          623 $          756 $           378 $          377 $          368 $          533 $          647 $          689 $
ROIC 14.4% 18.3% 15.7% 15.5% 26.8% 22.2% 2.8% 0.0% 5.4% 15.5% 24.4% 21.4%
3 year average ROIC
Mobile Process Aero Steel
16.1% 21.5% 2.8% 20.5%

Stronger. Commitment. Stronger. Value. Stronger. Worldwide. Stronger. Together. | Stronger. By Design.

IMPLIED
P/E
MULTIPLE
AND
POST-PENSION
ENTERPRISE
VALUE
OF
STEEL

Relational SOTP Analysis
Segment Breakdown
Bearings Steel Total
EV Pre-Pension/OPEB $5,946 $1,474 $7,420
Memo: 80% 20% 100%
Pension
(2)
(319) (79)
OPEB
(3)
0 (372)
EV Post-Pension/OPEB $5,627 $1,023
Net Debt
(4)
(543)
Implied Bearings Equity Value $5,085
2013 Bearings Net Income
(4)
$273
Implied 2013 Bearings P/E 18.6x
(1) (1)
(5)
Note: Dollar in millions.
(1) Based on pre-pension enterprise value as disclosed on page 12 of Relational’s 02/28/13 Schedule 13D filing (“02/28/13 13D”).
(2) Assumes $398mm of unfunded pension balances on page 12 of 02/28/13 13D allocated 80% to Bearings and 20% to Steel based on enterprise value per page 39 of 02/28/13 13D.
(3) Assumes $372mm OPEB balance allocated to Steel per page 40 of 02/28/13 13D.
(4) Assumes 100% of total debt of $479mm allocated to Bearings net of transaction costs of $200mm and cash of $136mm allocated to Bearings per page 40 of 02/28/13 13D.
(5) Assumes 2013 pro forma net income of Bearings per page 40 of 02/28/13 13D.

Bearings

Steel

TIMKEN

Stronger. **Commitment.** Stronger. **Value.** Stronger. **Worldwide.** Stronger. **Together.** | **Stronger. By Design.**

Source: Wall Street research.
Note: Comparables used by Timken are identified in bold.

Bearings
SKF 6
JTEKT 4
NSK
4
NTN 4
Altra 3
Kennametal
2
Steel
Nucor
5
Steel Dynamics 5
AK Steel 2
US Steel
2
Allegheny 1
Carpenter
1
THE
TIMKEN
COMPARABLE
COMPANY
UNIVERSE
INCLUDES
A
WIDE
VARIETY
OF
INDUSTRIAL
PEERS
SOTP Analysis
SunTrust William Blair Jefferies Longbow KeyBanc BofAML
James Kawai Samuel H. Elsner Stephen Volkmann Eli Lustgarten Steve Barger Ross Gilardi
11/14/2012 11/28/2012 11/29/2012 12/4/2012 12/6/2012 1/11/2013
SKF SKF SKF SKF SKF Kaydon SKF
JTEKT JTEKT JTEKT JTEKT RBC Bearings Kennametal
NSK NSK NSK NSK Kaman
NTN NTN NTN NTN Precision Castparts
Altra Kaydon Altra Altra Lincoln
Kaydon Kaydon Kennametal TriMas
RBC Bearings RBC Bearings Eaton NN
Kaman Parker Hannifin
Sanyo Steel Nucor Nucor Nucor Nucor Nucor
Tenaris Steel Dynamics Steel Dynamics Steel Dynamics Steel Dynamics Steel Dynamics
Vallourec AK Steel ArcelorMittal AK Steel Gerdau
US Steel US Steel
Applied Industrial Allegheny
Cliffs Carpenter
Schnizter Steel Commercial Metal
Comps
# of Analysts
Selection
of Key
Comparables

TIMKEN

Stronger. Commitment. Stronger. Value. Stronger. Worldwide. Stronger. Together. | Stronger. By Design.

Source: Wall Street research as of February 26, 2013 and Relational Schedule 13D filing on February 28, 2013.
(1) Represents SOTP corresponding to base case SOTP price of $54 per share.
(2) EV/EBITDA and share count per research analysts’ estimates.
ANALYSTS’
SOTP
ADJUSTMENT
FOR
LOST
SYNERGIES
AND
TRANSACTION
COSTS

SOTP Adjustments
Timken Case
(2)
Lost Synergies $60 -- $80
2013 EV / EBITDA
Value of Lost Synergies $399 -- $532
One Time Transaction Cost
Value Lost $599 -- $732
Average Share Count
Value Lost per Share $6.18 -- $7.56
Relational Case
Lost Synergies
2013 EV / EBITDA
Value of Lost Synergies
One-time Transaction Costs
Value Lost
Average Share Count
Value Lost per Share $4.22
6.7x
96.9
8.2x
95.9
$25
$205
$200
$405
$200
Implied 2013 EV / EBITDA in SOTP Analysis
Date SOTP EV EBITDA
Implied
Multiple
BofAML 01/11/13 $6,472 $836 7.7x
Jefferies 03/13/13 6,244 787 7.9
KeyBanc 12/06/12 5,982 874 6.8
Longbow
(1)
12/04/12 5,163 897 5.8
William Blair 11/28/12 5,432 1,009 5.4
Weighted Average $5,900 $887 6.7x

TIMKEN

Stronger. Commitment. Stronger. Value. Stronger. Worldwide. Stronger. Together. | Stronger. By Design.